UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 10, 2024

Jet.AI Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40725	93-2971741
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation or organization)	File Number)	Identification No.)

10845 Griffith Peak Dr.

Suite 200

Las Vegas, NV 89135

(Address of principal executive offices)

(Registrant’s telephone number, including area code) (702) 747-4000

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 250.13e-4 (c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Common Stock, par value $0.0001 per share	JTAI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Securities Purchase Agreements.

On October 10, 2024, Jet. AI Inc. (the “Company”) entered into a Securities Purchase Agreements (the “Purchase Agreements”) with institutional investors for the sale by the Company of 26,666,666 shares (the “Shares”) of the Company’s common stock, par value $0.0001 per share at a per share price of $0.09. The closing of the offering occurred on October 11, 2024 (the “Closing Date”). The gross proceeds to the Company from the offering was approximately $2.4 million, before deducting the placement agent’s fees and other estimated offering expenses payable by the Company.

Pursuant to the Purchase Agreements, the Company agreed not to issue, enter into any agreement to issue or announce the issuance or proposed issuance of, any shares of common stock or any securities convertible into or exercisable or exchangeable for shares of common stock or file any registration statement or prospectus, or any amendment or supplement thereto for 5 trading days after the Closing Date, subject to certain exceptions.

The offering of the Shares was made pursuant to a shelf registration statement on Form S-3 (File No. 333-281578) (the “Registration Statement”), which was originally filed by the Company with the Securities and Exchange Commission on August 15, 2024, and declared effective on September 9, 2024. The Company filed a prospectus supplement dated October 11, 2024 with the U.S. Securities and Exchange Commission in connection with the offer and sale of the Shares on October 11, 2024 (“Prospectus Supplement”).

Placement Agency Agreement

On October 10, 2024, the Company entered into a placement agency agreement with Maxim Group LLC (the “Placement Agent”) (the “Placement Agency Agreement”), pursuant to which the Company agreed to pay the Placement Agent an aggregate fee equal to 7.0% of the aggregate gross proceeds received by the Company from the sale of the Shares in the offering. The Company also agreed to reimburse the Placement Agent for certain expenses in an amount up to $100,000.

Pursuant to the terms of the Placement Agency Agreement, for a period until January 31, 2025 (the “Right of First Refusal Period”), the Company granted the Placement Agent the right of first refusal to act as sole managing underwriter and sole book runner, sole placement agent, or sole sales agent, for any and all future public or private equity, equity-linked, or debt (excluding commercial bank debt) offerings of the Company or any successor to or any subsidiary of the Company for which the Company retains the service of an underwriter, agent, advisor, finder, or other person or entity in connection with such offering during the Right of First Refusal Period. The Company agreed not to offer to retain any entity or person in connection with any such offering on terms more favorable than terms on which the Company offers to retain the placement agent.

The representations, warranties and covenants contained in the Purchase Agreements and Placement Agency Agreement, respectively, were made solely for the benefit of the parties to the Purchase Agreements and Placement Agency Agreements respectively. In addition, such representations, warranties and covenants: (1) are intended as a way of allocating the risk between the parties to such agreements and not as statements of fact, and (2) may apply standards of materiality in a way that is different from what may be viewed as material by stockholders of, or other investors in, the Company. Accordingly, the Purchase Agreements and Placement Agency Agreement are filed with this Current Report on Form 8-K only to provide investors with information regarding the terms of the transactions described herein, and not to provide investors with any other factual information regarding the Company. Information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreements or Placement Agency Agreement, which subsequent information may or may not be fully reflected in public disclosures.

Lock-Up Agreement

Pursuant to a Lock-Up Agreement with the Placement Agent, the Company’s directors and executive officers agreed for a period of 90 days, after the Closing Date, subject to certain exceptions, not to directly or indirectly offer, sell, or otherwise transfer or dispose of, directly or indirectly, any common stock of the Company or any securities convertible into or exercisable or exchangeable for common stock of the Company.

The forms of the Purchase Agreement, Placement Agency Agreement and the Lock-Up Agreement are filed as Exhibits 10.1, 10.2 and 10.3, respectively, to this Current Report on Form 8-K. The foregoing summaries of the terms of these documents are subject to, and qualified in their entirety by, such documents, which are incorporated herein by reference.

A copy of the legal opinion issued by the Company’s legal counsel relating to certain legal matters in connection with the offering and the validity of the Shares offered by the Prospectus Supplement is filed as Exhibit 5.1 to this Current Report and incorporated by reference into the Prospectus Supplement.

Item 7.01.	Regulation FD Disclosure.

On October 10, 2024, the Company issued a press release announcing the pricing of the Securities Purchase Agreements and other related information. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

5.1	Legal Opinion of Dykema Gossett PLLC

10.1	Form of Securities Purchase Agreement

10.2	Form of Placement Agency Agreement

10.3	Form of Lock-Up Agreement

99.1	Press Release, dated October 10, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JET.AI INC.

	By:	/s/ George Murnane
George Murnane
Interim Chief Financial Officer

October 11, 2024